UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule §240.14a-12

SALEM MEDIA GROUP, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	1.	Title of each class of securities to which transaction applies:
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	4.	Proposed maximum aggregate value of transaction:
5.

Total fee paid:

SEC 1913 (04-05)

Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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	2.	Form, Schedule or Registration Statement No.:
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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on May 6, 2020.
Meeting Information
SALEM MEDIA GROUP, INC.	Meeting Type: Annual Meeting
For holders as of: March 11, 2020
Date: May 6, 2020 Time: 9:30 a.m. PDT
	Location:	Salem Media Group, Inc.
SALEM MEDIA GROUP, INC. ATTN: KYRON JOHNSON 4880 SANTA ROSA ROAD CAMARILLO, CA 93012		4880 Santa Rosa Road Camarillo, CA 93012
You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

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— Before You Vote — How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT            FORM 10-K

How to View Online:

Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com

*  If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 22, 2020 to facilitate timely delivery.

— How To Vote — Please Choose One of the Following Voting Methods

Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

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Voting Items

The BOARD OF DIRECTORS recommends a vote “FOR” the listed nominees.

1.

The election of the five (5) nominees named in the accompanying Proxy Statement to the Board of Directors to serve until the next Annual Meeting of Stockholders or until their respective successors are duly elected and qualified.

Nominees:

1a.	Stuart W. Epperson

1b.	Edward G. Atsinger III

1c.	Richard A. Riddle[t]

1d.	Eric H. Halvorson[t]

1e.	Heather W. Grizzle

The BOARD OF DIRECTORS recommends a vote “FOR” Proposal 2.

2.	Proposal to ratify the appointment of Crowe LLP as the Company’s independent registered public accounting firm.

NOTE: At their discretion, the proxies are authorized to consider and vote upon such other business as may properly come before the meeting or any adjournment thereof.

t	The holders of Salem’s Class A common stock are entitled to vote on the election of the two additional nominees as independent directors, Messrs. Riddle and Halvorson.

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Voting Items

The BOARD OF DIRECTORS recommends a vote “FOR” the listed nominees.

1.

The election of the three (3) nominees named in the accompanying Proxy Statement to the Board of Directors to serve until the next Annual Meeting of Stockholders or until their respective successors are duly elected and qualified.

Nominees:

1a.	Stuart W. Epperson

1b.	Edward G. Atsinger III

1c.	Heather W. Grizzle

The BOARD OF DIRECTORS recommends a vote “FOR” Proposal 2.

2.	Proposal to ratify the appointment of Crowe LLP as the Company’s independent registered public accounting firm.

NOTE: At their discretion, the proxies are authorized to consider and vote upon such other business as may properly come before the meeting or any adjournment thereof.

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